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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2002
                                                           -------------
                                   ITRON, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

                                    000-22418
                                    ---------
                            (Commission File Number)

                                   91-1011792
                                   ----------
                        (IRS Employer Identification No.)

                            2818 NORTH SULLIVAN ROAD
                         SPOKANE, WASHINGTON 99216-1897
                         ------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (509) 924-9900
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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The registrant hereby amends its Current Report on Form 8-K dated March 1, 2002 as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. The following items are attached as exhibits hereto:

(a)  Financial statements of business acquired

     The financial statements of LineSoft Corporation ("LineSoft") required to be filed pursuant to Item 7(a) of Form 8-K are included as Exhibit 99.2 of this Current Report on Form 8-K/A.

(b)  Pro forma financial information

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(c)  Exhibits

Exhibit 2.1* Agreement and Plan of Reorganization, dated February 14, 2002 and as amended effective February 26, 2002, by and among Itron, Inc., LS Combination, Inc., and LineSoft Corporation.

Exhibit 4.1* Support Agreement, dated February 14, 2002, between Itron, Inc. and Fred A. Brown.

Exhibit 4.2* Support Agreement, dated February 14, 2002, between Itron, Inc. and OCM/GFI Power Opportunities Fund L.P.

Exhibit 99.1*   Press release of Itron, Inc., dated February 15, 2002.

Exhibit 99.2 Financial statements of LineSoft Corporation, including balance sheets as of December 31, 2001 and statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2001.

Exhibit 99.3 Unaudited pro forma condensed consolidated balance sheet of the Registrant and LineSoft as of December 31, 2001 and unaudited pro forma consolidated statements of operations of the Registrant and LineSoft for the year ended December 31, 2001.

Exhibit 99.4    Independent Auditors' Consent

* Previously filed as an Exhibit to the original Form 8-K filed on March 1, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on the 30th day of April 2002.

                                      ITRON, INC.

                                      By  /s/ David G. Remington
                                         ---------------------------------------
                                                DAVID G. REMINGTON
                                      VICE PRESIDENT AND CHIEF FINANCIAL OFFICER